--------------------------------------------------------------------------------

                                SEMIANNUAL REPORT



                                [GRAPHIC OMITTED]




                                 Patriot Premium

                                 Dividend Fund I

                                 MARCH 31, 1999





                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   -------------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803


                   Listed New York Stock Exchange Symbol: PDF
                           For shareholder assistance
                                refer to page 14
                 ------------------------------------------------

============================CHAIRMAN'S MESSAGE==================================

DEAR FELLOW SHAREHOLDERS:

         The stock market continues to show its resilience. At the end of March, the Dow Jones Industrial Average reached a new high and broke an important psychological barrier by passing the 10,000 mark. This feat was particularly impressive since just six months earlier - last August and September - the volatile market had tumbled from its July highs to the edge of what appeared to many as bear-market territory.

         In the last six months, investor sentiment has fluctuated dramatically, going from fears of global economic meltdown last fall, to today's euphoria at the strength of the U.S. economy and surprisingly solid earnings reports. As has often been the case in recent years, high-growth technology stocks grabbed most of the headlines during the market's latest advance. Large-capitalization growth stocks have also continued their domination over small-cap stocks, many of which have been out of favor with investors for three years and remain so - at least for now.

--------------------------------------------------------------------------------
[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Once again, the market's latest moves are a reminder that successful investing is a long-term proposition. History shows that despite several well-known exceptions, the general direction of the market has been up. Indeed, the axiom that "the market climbs a wall of worry" is being borne out once again in the face of our contemporary political scandals and military crises. Concerns will always be with us. But an investment strategy that properly aligns one's goals with one's tolerance for risk is the sensible way to plan for the future. We encourage you to work with your investment professional to make sure your personal portfolio is thoughtfully allocated among stocks, bonds and money market investments. This strategy could help you weather any short-term uncertainties and still capitalize on any pleasant surprises the market might offer.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                             Premium Dividend Fund I

                 Preferreds brighten while utility stocks dim,
                     but both groups lag in last six months

Preferred stocks and utility common stocks - the Fund's two primary focuses - marched along different paths during the past six months, although both wound up posting disappointing returns. Worried that protracted economic problems overseas would curtail U.S. economic growth, droves of investors gravitated to highly secure U.S. Treasuries early in the period. In the process, they shunned preferred stocks and all other fixed-income securities throughout October and November. During those same two months, however, global tumult benefited utility common stocks, which had a myriad of things going for them. Their attractiveness stemmed from their lack of exposure to foreign economies, their long history of performing in tandem with the Treasury market, their reputation for providing consistent earnings growth even in periods of economic weakness and their high dividend yields.

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Premium Dividend Fund I. Caption below reads "Fund management team members (l-r): Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

 By December, however, the winds started to shift significantly on evidence that the U.S. economy's strength wasn't abating and that many foreign economies appeared poised to turn the corner. Improving economic sentiment fanned fears that inflation - a fixed-income investor's enemy - would pick up. In addition, fewer investors felt the need to seek the safety and security of Treasuries. From December through the end of the period in March, investors sent bond yields which move in the inverse direction of their prices - higher. Along with deteriorating bond prices came a sell-off of utility stocks, which

"Preferred stocks and utility common stocks... marched along different paths..."

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

"...the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 3%, Industrials 9%, Financials 21%, Common Stock Utilities 30% and Preferred Stock Utilities 37%. A note below the chart reads "As a percentage of net assets on March 31, 1999."]
--------------------------------------------------------------------------------

suffered further from an exodus of investors seeking faster-growing groups of stocks among Internet-related and other technology companies. At the same time, preferred stocks - aided by diminished supply - began to gain ground on poor-performing Treasuries.

Performance and strategy review

For the six months ended March 31, 1999, the Fund posted a total return of -1.98% at net asset value. By comparison, the Dow Jones Utility Average had a total return of -2.90% in the same period and the average preferred stock closed-end fund returned -0.65%, according to Lipper, Inc.

         Throughout the period, we maintained our long-term focus on DRD-eligible preferred stocks, which offer distinct tax advantages to corporate investors. We also continued to focus on finding securities with good call protection,

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance... and What's Behind the Numbers". The first listing is Montana Power followed by an up arrow with the phrase "Excitement over fiber-optic business." The second listing is MCN Energy Group followed by a down arrow with the phrase "Earnings disappointments, write-offs." The third listing is BEC Energy followed by a down arrow with the phrase "Caught in utility stocks' downdraft." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

which means issuers can't redeem them before a specified date. Call protection is important because it allows us to hang on to stocks with higher-than-average dividend yields when interest rates are falling.

         The supply of DRD-eligible preferred stocks shrunk by about 22% in 1998, according to one estimate, a direct result of issuers' exercising their call provisions in light of falling interest rates. So far in 1999, issuers - prompted by continued low rates - have announced plans to call an additional estimated $1 billion of preferred stocks in the near future. From a technical standpoint, calls largely have been beneficial for the DRD-eligible preferred market because they have reduced available supply, while demand has remained fairly constant. At the same time, however, the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks and reinvest the proceeds in securities that offered the Fund lower dividend yields - a direct by-product of low interest rates.

         In many cases, we used the proceeds from preferred stocks called away from us to buy attractively priced utility common stocks beginning in January, when their yields were relatively high - although still lower than the preferred stocks we had called away. From a historical perspective, the price-to-earnings ratios (P/Es) of utility common stocks have run about 65% to 70% of the P/E of the Standard & Poor's 500 Index. P/Es are one measure of how much you're paying for earnings. By the end of the period, however, the P/E of the average utility stock was only about 50% of the S&P. That's the cheapest utility stocks have been in 20 years. Furthermore, that relative cheapness came amid a good backdrop for utility stocks, as more and more utilities announced stock buybacks, merger and acquisition activity accelerated and the regulatory environment remained favorable.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended March 31, 1999." The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -1.98% total return for John Hancock Patriot Premium Dividend Fund I. The second bar represents the -0.65% total return for Average preferred stock closed-end fund. The third bar represents the -2.90% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that  measures  the  performance  of the  utility  industry  in the United
Sates."]
--------------------------------------------------------------------------------

Leaders and laggards

Among our best-performing preferred stocks was El Paso Tennessee Pipeline, which also was the Fund's largest holding at the end of the period. The stock surged when the company announced a planned merger with large pipeline/oil and gas producer Sonat. Montana Power, another of our largest holdings, also performed relatively well. The company benefited from the sale of its generating plants and from the fact that it is one of the lowest-cost electric producers in the country. But investors seemed most excited by Montana Power's participation in the high-growth business of building out a fiber-optic network. Another winner was oil and gas producer/explorer Lasmo America, which benefited from the surge in energy prices late in the period.

         As we mentioned earlier, utility companies wound up lagging as the period progressed. Even well-managed, highly respected companies such as BEC Energy were caught in the downturn, despite the company's plans for a large stock buyback and its success in selling off its electric generating plants at attractive prices. Even the fact that BEC is partnering with RCN Corporation to develop fast-growing cable, Internet access and local telephone service wasn't enough to help it escape from the electric sector's doldrums. Company-specific problems were the issue at natural gas provider MCN Energy Group, a Michigan-based gas distribution utility. A string of earnings disappointments and some significant one-time charges severely damaged the price of MCN stock.

Outlook

Assuming that the U.S. economy charts a moderate growth track and interest rates remain relatively stable, we're optimistic about both preferred and utility common stocks. From a technical standpoint, the continued shrinking supply of DRD-eligible preferred stocks likely will work to that group's benefit. To the extent that investors become concerned about the sustainability of corporate earnings growth at large companies and in high-flying sectors such as technology, utility stocks could benefit. Evidence of a slowing U.S. economy would likely stir demand for utility stocks, given their relative cheapness. That, plus ongoing industry consolidation, a favorable regulatory environment and their strong financial shape should, in our view, position utility common stocks to stage a turnaround in the months to come.

--------------------------------------------------------------------------------
This commentary reflects the views of portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"Evidence of a slowing U.S. economy would likely stir demand for utility stocks..."

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I

The Statement of Assets and Liabilities is the Fund's balance sheet on March 31, 1999. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $146,549,308).......................   $153,031,560
  Common stocks (cost - $62,022,270)...........................     67,738,813
  Short-term investments (cost - $2,000,266)...................      2,000,266
                                                                --------------
                                                                   222,770,639
 Dividends receivable..........................................        827,897
 Other assets..................................................         26,076
                                                                --------------
                         Total Assets..........................    223,624,612
                         -----------------------------------------------------

Liabilities:
 Due to custodian..............................................         53,134
 Payable for investments purchased.............................        238,178
 DARTS dividend payable........................................        215,301
 Common shares dividend payable................................        122,356
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B......................................        275,328
 Accounts payable and accrued expenses.........................         13,460
                                                                --------------
                         Total Liabilities.....................        917,757
                         -----------------------------------------------------

Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
 Shares Stock Series A (DARTS) - Without par value,
 unlimited number of shares of beneficial interest
 authorized, 685 shares issued, liquidation preference
 of $100,000 per share - Note A................................     68,500,000
                                                                --------------
 Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 14,979,601 shares
  issued and outstanding.......................................    140,700,663
 Accumulated net realized gain on investments..................      1,806,099
 Net unrealized appreciation of investments....................     12,200,987
 Distributions in excess of net investment income..............       (500,894)
                                                                --------------
                         Net Assets applicable to
                         Common Shares ($10.29 per
                         share based on 14,979,601
                         shares outstanding)...................    154,206,855
                                                                --------------
                         Net Assets............................   $222,706,855
                         =====================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains and losses for the period stated.

Statement of Operations
Six months ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends.....................................................     $7,428,185
 Interest......................................................         55,044
                                                                --------------
                                                                     7,483,229
                                                                --------------
 Expenses:
  Investment management fee - Note B...........................        941,944
  Administration fee - Note B..................................        113,557
  DARTS and auction fees.......................................         93,868
  Compliance systems fee.......................................         33,000
  Custodian fee................................................         32,955
  Transfer agent fee...........................................         31,165
  Auditing fee.................................................         25,955
  Printing and postage.........................................         21,421
  New York Stock Exchange fee .................................         12,773
  Trustees' fees ..............................................          7,233
  Miscellaneous................................................          1,597
  Legal fees ..................................................          1,133
                                                                --------------
                         Total Expenses........................      1,316,601
                         -----------------------------------------------------
                         Net Investment Income.................      6,166,628
                         -----------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ........................      2,328,327
 Change in net unrealized appreciation/depreciation
  of investments ..............................................    (10,192,165)
                                                                --------------
                         Net Realized and Unrealized
                         Loss on Investments ..................     (7,863,838)
                         -----------------------------------------------------
                         Net Decrease in Net Assets
                         Resulting from Operations.............     (1,697,210)
                         =====================================================
                         Distribution to DARTS
                         Shareholders..........................     (1,381,610)
                         =====================================================
                         Net Decrease in Net Assets
                         Applicable to Common
                         Shareholders Resulting from
                         Operations Less DARTS
                         Distributions.........................    ($3,078,820)
                         =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                               SIX MONTHS ENDED
                                                                                             YEAR ENDED         MARCH 31, 1999
                                                                                         SEPTEMBER 30, 1998      (UNAUDITED)
                                                                                         ------------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income.................................................................       $12,965,130          $6,166,628
 Net realized gain on investments sold ................................................         3,068,609           2,328,327
 Change in net unrealized appreciation/depreciation of investments.....................        11,790,768         (10,192,165)
                                                                                           --------------      --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations......................        27,824,507          (1,697,210)
                                                                                           --------------      --------------
Distributions to Shareholders:
 DARTS ($4,132 and $2,017 per share, respectively) - Note A ...........................        (2,830,425)         (1,381,610)
 Common Shares - Note A
  Dividends from net investment income ($0.6988 and $0.3498 per share, respectively)...       (10,465,226)         (5,239,411)
  Distributions in excess of net investment income ($0.0008 and
   none per share, respectively).......................................................           (11,930)               -
                                                                                           --------------      --------------
   Total Distributions to Shareholders.................................................       (13,307,581)         (6,621,021)
                                                                                           --------------      --------------
Net Assets:
 Beginning of period...................................................................       216,508,160         231,025,086
                                                                                           --------------      --------------
 End of period
  (including distributions in excess of net investment income of
    $46,501 and $500,894, respectively)................................................      $231,025,086        $222,706,855
                                                                                           ==============      ==============

Analysis of Common Shareholder Transactions:

                                                                                                      SIX MONTHS ENDED
                                                                      YEAR ENDED                       MARCH 31, 1999
                                                                  SEPTEMBER 30, 1998                     (UNAUDITED)
                                                               -------------------------         -------------------------
                                                                 SHARES          AMOUNT            SHARES          AMOUNT
                                                               ---------       ---------         ---------       ---------
 Shares outstanding, beginning of period....................   14,979,601     $139,242,993      14,979,601     $140,700,663
 Reclassification of net realized long-term gains retained
  on investments sold (net of federal income taxes of
  $767,306 and none, respectively) - Note A.................        -            1,424,997           -               -
 Reclassification of capital accounts.......................        -               32,673           -               -
                                                             ------------   --------------     -----------   --------------
 Shares outstanding, end of period..........................   14,979,601     $140,700,663      14,979,601     $140,700,663
                                                             ============   ==============     ===========   ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common Shares outstanding at the beginning and at the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I

Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                YEAR ENDED SEPTEMBER 30,                            SIX MONTHS ENDED
                                        --------------------------------------------------------------------------    MARCH 31, 1999
                                             1994          1995            1996            1997           1998        (UNAUDITED)
                                        ------------    ------------   ------------    ------------   ------------  ----------------

COMMON SHARES
Per Share Operating Performance
Net Asset Value, Beginning of Period....    $11.29          $7.93          $9.17           $9.02          $9.88          $10.85
                                         ---------      ---------      ---------       ---------     ----------      ----------
Net Investment Income...................      0.89           0.95           0.94            0.98           0.87            0.41
Net Realized and Unrealized Gain (Loss)
 on Investments ........................     (2.86)          1.30          (0.10)           0.82           0.99           (0.53)
                                         ---------      ---------      ---------       ---------     ----------      ----------
  Total from Investment Operations......     (1.97)          2.25           0.84            1.80           1.86           (0.12)
                                         ---------      ---------      ---------       ---------     ----------      ----------
Less Distributions:
Dividends to DARTS Shareholders.........     (0.14)         (0.21)         (0.19)          (0.19)         (0.19)          (0.09)
Dividends from Accumulated Net
 Investment Income to Common Shareholders    (1.00)         (0.80)         (0.74)          (0.75)         (0.70)          (0.35)
Distributions in Excess of Accumulated
 Net Investment Income to Common Shareholders   -              -           (0.06)             -           (0.00)(5)          -
Distributions from Net Realized
 Short-Term Capital Gains on Investments
 to Common Shareholders.................     (0.25)            -              -               -              -               -
                                         ---------      ----------     ---------       ----------    ----------      ----------
 Total Distributions....................     (1.39)         (1.01)         (0.99)          (0.94)         (0.89)          (0.44)
                                         ---------      ----------     ---------       ----------    ----------      ----------
Net Asset Value, End of Period..........     $7.93          $9.17          $9.02           $9.88         $10.85          $10.29
                                         =========      ==========     =========       ==========    ==========      ==========
Per Share Market Value, End of Period...    $8.000         $9.000         $9.125          $9.375        $10.188          $9.563
Total Investment Return at Market Value.   (16.05%)        23.68%         10.58%          11.35%         16.57%          (2.81%)(6)

Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
 End of Period (000s omitted)...........  $116,123       $135,939       $133,925        $148,008       $162,525        $154,207
Ratio of Expenses to
 Average Net Assets(1)..................     1.95%          2.06%          1.87%           1.87%          1.65%           1.66%(7)
Ratio of Net Investment Income to
 Average Net Assets(2)..................     9.66%         11.33%         10.12%          10.35%          8.26%           7.77%(7)
Portfolio Turnover Rate.................       56%            74%            57%             56%            32%              9%

Senior Securities
Total DARTS Outstanding (000s omitted)..   $68,500        $68,500        $68,500         $68,500        $68,500         $68,500
Asset Coverage per Unit(3)..............  $271,736       $290,238       $294,044        $308,832       $330,525        $323,144
Involuntary Liquidation Preference per
 Unit(4)................................  $100,000       $100,000       $100,000        $100,000       $100,000        $100,000
Approximate Market Value per Unit(4)....  $100,000       $100,000       $100,000        $100,000       $100,000        $100,000

(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.29%, 1.32%, 1.24%, 1.26%, 1.15% and 1.16%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.42%, 7.29%, 6.75%, 6.97%. 5.75% and 5.43%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets, and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Less than $0.01 per share.
(6) Not annualized.
(7) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I

Schedule of Investments
March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Premium Dividend Fund I on March 31, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES          VALUE
-------------------                           ----------------          -----

PREFERRED STOCKS
Agricultural Operations (1.67%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R).................................        35,000          $3,710,000
                                                                    ----------
Automobile / Trucks (2.00%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G .................       160,000           4,460,000
                                                                    ----------
Banks - Foreign (2.12%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia)............       173,000           4,725,062
                                                                    ----------
Banks - United States (6.77%)
 Chase Manhattan Corp., 10.84%, Ser C.......       107,075           3,118,559
 Fleet Financial Group, Inc., 6.75%, Ser VI.        59,000           3,215,500
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares.........................       140,000           3,657,500
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H..................        80,000           4,320,000
 Republic New York Corp., $2.8575...........        15,000             765,000
                                                                    ----------
                                                                    15,076,559
                                                                    ----------
Broker Services (6.68%)
 Bear Stearns Companies, Inc., 5.49%,
  Ser G.....................................        64,500           2,745,281
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D..................        90,000           3,915,000
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ....................................       100,000           4,637,500
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A .................        90,000           2,773,125
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ........................        15,000             815,625
                                                                    ----------
                                                                    14,886,531
                                                                    ----------

                                                                        MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES          VALUE
-------------------                           ----------------          -----

Diversified Operations (0.45%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A..........................        35,420          $1,009,470
                                                                    ----------
Finance (4.68%)
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K..................       175,000           4,757,812
 Coastal Finance I, 8.375%..................       190,000           4,750,000
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract...........        34,200             906,300
                                                                    ----------
                                                                    10,414,112
                                                                    ----------
Leasing Companies (1.06%)
 AMERCO, 8.50%, Ser A.......................        90,000           2,362,500
                                                                    ----------
Media (0.99%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada)............................        89,453           2,202,780
                                                                    ----------
Oil & Gas (4.88%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares.........................        45,278           4,075,020
 Lasmo America Ltd., 8.15% (R)..............        20,000           2,090,000
 PennzEnergy Co., 6.49%, Ser A .............        50,000           4,700,000
                                                                    ----------
                                                                    10,865,020
                                                                    ----------
Utilities (37.41%)
 Alabama Power Co., 5.20%...................       225,000           5,653,125
 Avista Corp., 1.24%, Ser L, Conv...........        90,045           1,542,021
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995..................................        34,000           3,897,250
 Boston Edison Co., 4.25%...................        39,643           3,057,466
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A.....................................       182,000          10,032,750
 Florida Power & Light Co., 6.75%, Ser U....        42,000           4,698,750
 Hawaiian Electric Industries Capital
  Trust I, 8.36%............................       100,000           2,531,250
 Idaho Power Co., 7.07%.....................        13,000           1,462,500
 MCN Michigan, L.P., 9.375%, Ser A..........       148,800           3,785,100
 Massachusetts Electric Co., 6.99%..........        13,500           1,503,563
 Monongahela Power Co., 7.73%, Ser L........        34,500           3,967,500
 Montana Power Capital I, 8.45%, Ser A .....        40,000           1,050,000
 Montana Power Co., $6.875..................        22,500           2,531,250
 PSI Energy, Inc., 6.875%...................        37,000           4,125,500
 Public Service Electric & Gas Co., 6.92%...        25,800           2,867,025
 Puget Sound Energy, Inc., 7.45%, Ser II....       124,000           3,503,000

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund I

                                                                        MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES          VALUE
-------------------                           ----------------          -----

Utilities (continued)
 Sierra Pacific Power Capital I, 8.60%......        28,000            $722,750
 Sierra Pacific Power Co., 7.80%,
  Ser 1 (Class A) ..........................        50,000           1,350,000
 South Carolina Electric & Gas Co., 6.52% ..        50,000           5,531,250
 Southern Union Financing I, 9.48%..........       185,000           4,740,625
 TDS Capital Trust I, 8.50% ................       132,235           3,330,669
 TDS Capital Trust II, 8.04%................        31,000             775,000
 Texas Utilities Electric Co., $1.875,
  Depositary Shares, Ser A .................        25,100             669,856
 Texas Utilities Electric Co., $7.98........        36,000           4,133,250
 UtiliCorp Capital, L.P., 8.875%, Ser A ....       184,256           4,733,076
 Virginia Electric & Power Co., $7.05 ......        10,000           1,125,000
                                                                    ----------
                                                                    83,319,526
                                                                    ----------
                      TOTAL PREFERRED STOCKS
                         (Cost $146,549,308)       (68.71%)        153,031,560
                                                 ---------         -----------
COMMON STOCKS
Utilities (30.42%)
 BEC Energy.................................       175,000           6,431,250
 Conectiv, Inc..............................       140,000           2,712,500
 Consolidated Edison, Inc...................        50,000           2,265,625
 DTE Energy Co..............................        90,000           3,459,375
 Dominion Resources, Inc....................        64,300           2,375,081
 Eastern Enterprises .......................        58,100           2,113,388
 Edison International.......................        58,000           1,290,500
 Florida Progress Corp......................        69,000           2,604,750
 Interstate Energy Corp.....................       150,380           3,985,070
 KN Energy, Inc.............................        42,500             847,344
 KeySpan Energy.............................       136,080           3,419,010
 MCN Energy Group, Inc......................        75,000           1,204,688
 Montana Power Co...........................       108,300           7,966,819
 Nevada Power Co............................        56,600           1,400,850
 New England Electric System................        74,250           3,601,125
 Northern States Power Co...................        20,000             463,750
 PacifiCorp.................................        54,000             931,500
 Potomac Electric Power Co..................       114,000           2,643,375
 Public Service Enterprise Group, Inc.......        64,500           2,463,094
 Puget Sound Energy, Inc....................       216,900           5,002,256
 Reliant Energy, Inc........................        93,500           2,436,844
 Sempra Energy .............................        50,000             959,375
 Southern Co................................        57,000           1,328,813
 TECO Energy, Inc...........................        42,000             834,750
 UtiliCorp United, Inc......................        87,000           1,979,250
 Western Resources, Inc.....................        68,700           1,833,431
 Williams Cos., Inc. (The)..................        30,000           1,185,000
                                                                    ----------
                         TOTAL COMMON STOCKS
                          (Cost $62,022,270)       (30.42%)         67,738,813
                                                  --------          ----------

                                   INTEREST           PAR VALUE        MARKET
ISSUER, DESCRIPTION                  RATE          (000s OMITTED)      VALUE
-------------------                  ----          --------------      -----

SHORT-TERM INVESTMENTS
Oil & Gas (0.90%)
 Chevron USA, Inc.
  04-01-99.......................    4.75%            $2,000         $2,000,266
                                                                    -----------
      TOTAL SHORT-TERM INVESTMENTS                    (0.90%)         2,000,266
                                                   ---------        -----------
                 TOTAL INVESTMENTS                  (100.03%)       222,770,639
                                                   ---------        -----------
 OTHER ASSETS AND LIABILITIES, NET                    (0.03%)           (63,784)
                                                   ---------        -----------
                  TOTAL NET ASSETS                  (100.00%)      $222,706,855
                                                   =========       ============

Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents  country  of  foreign  issuer;  however,   security  is  U.S.  dollar
denominated.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,800,000 or 2.60% of net assets as of March 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

=========================NOTES TO FINANCIAL STATEMENTS==========================

              John Hancock Funds - Patriot Premium Dividend Fund I

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital, as opposed to distributions of net investment income or realized capital gains.

         The Fund has adjusted for the cumulative effect of such permanent book/tax differences through March 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains. The Fund has the option and has chosen to retain and pay the applicable federal income tax on $2,192,303 of its net long-term capital gain for the fiscal period ended September 30, 1998.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A ("DARTS") concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates ranged from 3.69% to 4.37% during the period ended March 31, 1999.

         The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

=========================NOTES TO FINANCIAL STATEMENTS==========================

              John Hancock Funds - Patriot Premium Dividend Fund I

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended March 31, 1999, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At March 31, 1999, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,192.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended March 31, 1999, aggregated $21,299,910 and $21,965,669, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended March 31, 1999.

         The cost of investments owned at March 31, 1999 (including short-term investments) for federal income tax purposes was $211,067,807. Gross unrealized appreciation and depreciation of investments aggregated $19,774,626 and $8,071,794, respectively, resulting in net unrealized appreciation of $11,702,832 for federal income tax purposes.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.


DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

           State Street Bank and Trust Company
           P.O. Box 8200
           Boston, Massachusetts 02266-8200
           Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 18, 1999, the Annual Meeting of John Hancock Patriot Premium Dividend Fund I (the "Fund") was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:


                                                                  WITHHELD
                                                 FOR             AUTHORITY
                                                 ---             ---------

Stephen L. Brown                              10,056,118          198,539
James F. Carlin                               10,002,825          251,833
William H. Cunningham                         10,003,995          250,662
John P. Toolan                                10,007,454          247,204

         The preferred shareholders elected Harold R. Hiser, Jr. to serve until his successor is duly elected and qualified, with the votes tabulated as follows: 394 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending September 30, 1999, with the votes tabulated as follows: 10,057,956 FOR, 60,278 AGAINST and 136,817 ABSTAINING.

===================================NOTES========================================

              John Hancock Funds - Patriot Premium Dividend Fund I

================================================================================

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